EXHIBIT 10.61

LOCK-UP AGREEMENT

Investview, Inc.

Lock-Up Agreement

April 27, 2020

DBR Capital, LLC

1645 Kecks Road

Breinigsville, PA 18031

Re: Investview, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Investview, Inc. (the “Company”) has entered into a Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), with DBR Capital, LLC (the “Purchaser”), pursuant to which the Company agreed to issue and sell, and DBR Capital agreed to purchase, upon the terms and conditions set forth in the Purchase Agreement, convertible notes of the Company (the “Notes”) convertible into shares of common stock, of the Company (the “Common Stock”).

1. Lock-Up. In consideration of the agreement by the Purchaser to purchase the Notes, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into, exercisable for or exchangeable for shares of Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise (such transactions, each a “Transfer”).

The Lock-Up Period will commence on the date hereof and continue until the earlier to occur of: (A) April 25, 2022; (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction resulting in all Company shareholders having the right to exchange their shares of Common Stock for cash, securities or other property; or (C) the Full Lock-Up Release Date.

As used herein, a “Full Lock-Up Release Date” means the date on which, for a period of thirty (30) consecutive Trading Days (as defined below) commencing not sooner than 180 days after the date hereof, (i) the Trading Price (as defined below) for the Common Stock is equal to or greater than the minimum trade price of $0.20 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions), (ii) the minimum average daily volume of the Common Stock is at least 800,000 shares per day for each day during such thirty (30) consecutive Trading Day period and (iii) the aggregate Transfers proposed to be made on such date by the undersigned and all other stockholders subject to a comparable lock-up agreement shall not exceed 20% of the average daily volume of the Common Stock for each day during the period of thirty (30) consecutive Trading Days preceding such proposed Transfer. Prior to any proposed Transfer following the Full Lock-Up Release Date, the undersigned shall submit a written request to the Company for approval of the proposed Transfer and the Board of Directors of the Company must approve in writing, in its sole and absolute discretion, such Transfer, including the right to determine all terms, conditions, and timing.

Notwithstanding the foregoing, the undersigned may complete a Transfer of:

(A) no more than 2% of the undersigned’s total aggregate shares of Common Stock held as of the date hereof if, for a period of thirty (30) consecutive Trading Days commencing not sooner than 150 days after the date hereof, (i) the Trading Price for the Common Stock is equal to or greater than the minimum trade price of $0.12 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) and (ii) the minimum average daily volume of the Common Stock is at least 800,000 shares per day for each day during such thirty (30) consecutive Trading Day period; or

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(B) no more than 5% of the undersigned’s total aggregate shares of Common Stock held as of the date hereof if, for a period of thirty (30) consecutive Trading Days commencing not sooner than 150 days after the date hereof, (i) the Trading Price for the Common Stock is equal to or greater than the minimum trade price of $0.16 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) and (ii) the minimum average daily volume of the Common Stock is at least 800,000 shares per day for each day during such thirty (30) consecutive Trading Day period, and provided that (i) the aggregate Transfers proposed to be made on such date by the undersigned and all other stockholders subject to a comparable lock-up agreement shall not exceed 20% of the average daily volume of the Common Stock for each day during the period of thirty (30) consecutive Trading Days preceding such proposed Transfer and (ii) prior to any proposed Transfer pursuant to (A) or (B) above, the undersigned shall submit a written request to the Company for approval of the proposed Transfer and the Board of Directors of the Company must approve in writing, in its sole and absolute discretion, such Transfer, including the right to determine all terms, conditions, and timing.

2. Definitions.

(A) Trading Price. For purposes of this Lock-Up Agreement, Trading Price shall mean, for any security as of any date, the lowest minimum trade price of the Common Stock on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service such as Bloomberg or, if the OTC is not the principal trading market for such security, the lowest minimum trade price of such security on the principal securities exchange or trading market where such security is listed or traded (and, for the avoidance of doubt, if no lowest minimum trade price of such security is available in any of the foregoing manners, then such day shall be disallowed for purposes of determining whether the release conditions set forth in this Lock-Up Agreement are satisfied).

(B) Trading Days. For purposes of this Lock-Up Agreement, Trading Days shall mean, any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

3. No Stop Transfer Instructions; Further Assurances. The undersigned acknowledges, confirms, agrees, consents and authorizes the entry of stop transfer instructions with the Company’s transfer agent and registrar relating to the transfer of the undersigned’s shares of Common Stock except in compliance with the restrictions described above. The undersigned also agrees, from time to time at the request of the Company or the Purchaser, to execute and deliver such additional agreements, documents and instruments and take such other actions and do such other things, as may be necessary or appropriate to carry out the terms and provisions of this Lock-Up Agreement and to give effect to the transactions contemplated by the Purchase Agreement.

4. Acknowledgment; Remedies. The undersigned understands that the Company and the Purchaser are relying upon this Lock-Up Agreement in proceeding toward consummation of the transactions contemplated by the Purchase Agreement. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. Furthermore, the undersigned acknowledges, confirms and agrees that any breach of this Agreement would result in substantial harm to the Purchaser and the Company for which monetary damages alone could not adequately compensate. Therefore, the undersigned unconditionally and irrevocably agrees that the Purchaser and the Company shall be entitled to seek protective orders, injunctive relief, punitive damages, and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Common Stock not made in strict compliance with this Agreement).

5. Governing Law. This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Lock-Up Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the Borough of Manhattan, the City of New York and State of New York, and the undersigned hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

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6. Waiver of Jury Trial. THE UNDERSIGNED HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOCK-UP AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS LOCK-UP AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE UNDERSIGNED ACKNOWLEDGES THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. THE UNDERSIGNED HEREBY FURTHER WARRANTS AND REPRESENTS THAT IT HAS CAREFULLY REVIEWED THIS WAIVER, AND THAT THE UNDERSIGNED KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

7. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted to be given pursuant to this Lock-Up Agreement shall be in writing and shall be delivered (a) in hand by person with written receipt of the person to whom such notice is intended; (b) by registered or certified mail, postage prepaid, return receipt requested; or (c) by a generally recognized commercial courier service or overnight delivery service, (Federal Express or UPS), for next business day delivery, postage prepaid, with delivery receipt requested. All notices sent in accordance with this Section 7 shall be deemed “Delivered” unless otherwise specified herein, the same day if delivered by hand in person with receipt and signature of the intended recipient or by an authorized officer of the intended recipient; if by registered or certified mail, three (3) business days after the same is deposited in the U.S. Mail; or if sent by a commercial courier service or overnight delivery service for next business day delivery, one (1) business day after payment and receipt of mailing. All written communications to the undersigned shall be sent to the address as set forth on the signature page hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 7.

8. Cumulative Remedies. None of the rights, powers or remedies conferred upon the Purchaser on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Lock-Up Agreement or now or hereafter available at law, in equity, by statute or otherwise.

9. Beneficial Interest; Successors and Assigns. All the terms and provisions of this Lock-Up Agreement shall be binding upon the undersigned and the undersigned’s respective successors and assigns, and inure to the benefit of and be enforceable by the Company, the Purchaser and their respective successors and assigns, whether so expressed or not. The undersigned may not assign its rights or obligations hereof without the prior written consent of the Company and the Purchaser. This Lock-Up Agreement shall not inure to the benefit of or be enforceable by any third party person other than the Company and the Purchaser and their respective successors and assigns.

10. Entire Agreement. This Lock-Up Agreement contains the entire agreement among the undersigned, the Company and the Purchaser with respect to the subject matter hereof and, except as set forth below, this Lock-Up Agreement supersedes and replaces all other prior agreements, written or oral, among such parties with respect to the subject matter hereof. Notwithstanding the foregoing or anything to the contrary in this Lock-Up Agreement, this Lock-Up Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company, the Purchaser and or the undersigned.

11. Severability. If any provision of this Lock-Up Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

12. Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

13. Termination. If Purchaser shall fail to complete the “Third Closing” (as defined in the Purchase Agreement) as contemplated by the Purchase Agreement (and subject to any agreement of the Company and the Purchaser to extend the date therefore), this Lock-Up Agreement shall terminate as of the date of such failure.

[Remainder of this Page Intentionally Left Blank. Authorized Signatures on Following Page]

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Very truly yours the undersigned,

CR CAPITAL HOLDINGS LLC

By:
Name:
Title:
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Chad Miller
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Ryan Smith
Address:
Email:

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Very truly yours the undersigned,

WEALTH ENGINEERING LLC

By:
Name:
Title:
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Annette Raynor
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Mario Romano
Address:
Email:

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Very truly yours the undersigned,

PB TRADE LLC

By:
Name:
Title:
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Joseph Cammarata
Address:
Email:

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Very truly yours the undersigned,

FREEDOM ENTERPRISES

By:
Name:
Title:
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Jeremy Roma
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	William C. Kosoff
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Brian Mcmullen
Address:
Email:

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Very truly yours the undersigned,

Signature:
Name:	Jayme McWidner
Address:
Email:

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Very truly yours the undersigned,

DBR CAPITAL, LLC

By:
Name:	David B. Rothrock
Title:	Managing Member Executive
Address:	1645 Kecks Road
Breinigsville, PA 18031
Email:	dbr@rothrock.com

with copies to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921
Attn: Michael J. Pedrick, Esq.

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